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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-83572) of Ambassadors Group, Inc. of our report dated February 7, 2002, except for Note 9, which is as of February 28, 2002 relating to the financial statements, which appears in this Annual Report on Form 10-K.

                                          /s/ PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
March 27, 2002